Exhibit 10.2
FIRST AMENDMENT TO THE LIMITED WAIVER TO OMNIBUS AGREEMENT
This First Amendment to the Limited Waiver to Omnibus Agreement (this “First Amendment”), is entered into effective the 23rd day of June 2017 (the “Effective Date”), by and among Noble Energy, Inc., a Delaware corporation (“Noble”), Noble Energy Services, Inc., a Delaware corporation (“NESI”), NBL Midstream, LLC, a Delaware limited liability company (“NBL Midstream”), Noble Midstream Services, LLC, a Delaware limited liability company (“OpCo”), Noble Midstream GP LLC, a Delaware limited liability company (the “General Partner”), and Noble Midstream Partners LP, a Delaware limited partnership (the “Partnership” and, together with Noble, NESI, NBL Midstream, OpCo and the General Partner, the “Parties” and each a “Party”).
WHEREAS, the Parties are parties to that certain Omnibus Agreement dated as of September 20, 2016 (the “Omnibus Agreement”) and that certain Limited Waiver to Omnibus Agreement dated February 14, 2017 (the “Limited Waiver”);
WHEREAS, capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Omnibus Agreement or the Limited Waiver;
WHEREAS, Sections 1(b)(iii)(A) and (B) of the Limited Waiver obligated Noble (as defined in the Limited Waiver) to take certain actions related to certain CWEI (as defined in the Limited Waiver) contracts within sixty (60) days of closing the acquisition of CWEI Acreage by Noble, being June 23, 2017.

WHEREAS, the Parties desire to grant to Noble an additional sixty (60) day period to determine the appropriate course of action to terminate or cause to be terminated any contract for the provision of crude oil gathering within the New NBLX Dedication Area (as defined in the Limited Waiver).
NOW THEREFORE, for good and valuable consideration, the Parties hereby agree as follows:
1.Section 1(b)(iii)(A) of the Limited Waiver is hereby deleted in its entirety and replaced in its entirety with the following:
“Within 120 days of consummating the acquisition of the CWEI Acreage, Noble will     terminate or will cause to be terminated any contract for the provision of crude oil     gathering within the New NBLX Dedication Area if (and only if) (x) the only parties to     such contract are CWEI and its Subsidiaries, (y) the effect of such termination is that the     midstream services covered by such contract shall be dedicated (from and after the     termination) to the Partnership Group and (z) no default that cannot be waived     unilaterally by the Noble Energy Group shall result.”
2.Section 1(b)(iii)(B) of the Limited Waiver is hereby deleted in its entirety and replaced in its entirety with the following:
“Within 120 days of consummating the acquisition of the CWEI Acreage, Noble will     assign or will cause the assignment from CWEI (or its applicable Subsidiary), in its

capacity as the midstream service provider, to Blanco of any contract for the provision of     crude oil gathering to a third party producer within the New NBLX Dedication Area so     long as CWEI has the right to assign contracts to Affiliates (for purposes of clarity, if     counterparty consent is required for any such assignment, Noble will only be deemed to     not have the right to assign if it seeks such counterparty consent in good faith and is     unable (notwithstanding the exercise of commercially reasonable efforts) to obtain it).”
3.This Agreement may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document and shall be construed together and shall constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or in portable document format (.pdf) or similar electronic format shall be effective as delivery of a manually executed counterpart hereof.
4.If any provision of this Agreement shall be held invalid or unenforceable by a Governmental Authority of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect.
5.The provisions of Section 6.2 of the Omnibus Agreement (Choice of Law; Mediation; Submission to Jurisdiction) are incorporated herein by reference mutatis mutandis.
6.THIS AMENDMENT, THE LIMITED WAIVER AND THE OMNIBUS AGREEMENT CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

EXECUTED to be effective as of the date first above written.
NOBLE ENERGY, INC.
By:    /s/ Donald G. Moore
Name:      Donald G. Moore
Title: Vice-President

NOBLE ENERGY SERVICES, INC.
By:     /s/ Robert Marlatt
Name:     Robert Marlatt
Title:    President

NBL MIDSTREAM LLC
By:     /s/ Donald G. Moore
Name:     Donald G. Moore
Title:     Vice-President

NOBLE MIDSTREAM SERVICES, LLC
By:     /s/ John C. Nicholson
Name: John C. Nicholson
Title:      Director

NOBLE MIDSTREAM PARTNERS, LP
By: Noble Midstream GP LLC, its general partner
By:     /s/ John C. Nicholson
Name: John C. Nicholson
Title:     Chief Operating Officer

NOBLE MIDSTREAM GP LLC
By:     /s/ John C. Nicholson
Name: John C. Nicholson
Title:     Chief Operating Officer

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